Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)
JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING: September (MONTH) 2016 (YEAR)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.
DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY — Chief Financial Officer (TITLE)

Lee Eckert
PRINTED NAME OF RESPONSIBLE PARTY — DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER — Chief Accounting Officer (TITLE)

Melanie Kerr
PRINTED NAME OF PREPARER — DATE

1631854161020000000000011

GENERAL NOTES:

- This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the "**Debtors**"). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.
- The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, August 9, September 2, and September 23, 2016, and Docket Nos. 11, 59, 288, 569, 733, 832, and 903 for a full description of the Debtors' cash management system.
- For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs ("**Schedules and Statements**") were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. On October 7, 2016, Debtors CHC Group Ltd. and Heli-One Canada ULC filed amended Schedules of Assets and Liability at Docket Nos. 936 and 937, respectively. Each Debtor's Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor's accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.
- The Monthly Operating Report ("MOR") is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company's annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:
    - The financial statements are unaudited and will not be subject to audit or review by the Debtor's external auditors at any time in the future and are subject to change.
    - The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.
    - Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. In particular, the accounting for potential lease rejection claims in accordance with ASC 852.
    - The MOR does not include explanatory footnotes such as disclosures required under GAAP.
    - The MOR is not presented in GAAP-based SEC reporting format.
- Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders.
- The Debtors secured a $200 million bond over their holdings with Bank of America, and a $20 million bond over their holdings with HSBC, representing the significant majority of the cash in the Debtors' cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors' central banking entity. The requirements of section 345(b) of the Bankruptcy Code have been waived with respect to all Bank Accounts not held at Bank of America, N.A. or HSBC Bank Canada (see Docket No. 832 and 903).

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

COMPARATIVE BALANCE SHEET		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS					
1.	UNRESTRICTED CASH				
2.	RESTRICTED CASH				
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)				
5.	INVENTORY				
6.	NOTES RECEIVABLE				
7.	PREPAID EXPENSES				
8.	OTHER (ATTACH LIST)				
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT				
11.	LESS: ACCUMULATED DEPRECIATION/ DEPLETION				
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS				
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15.	OTHER (ATTACH LIST)				
16.	**TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES					
17.	ACCOUNTS PAYABLE				
18.	TAXES PAYABLE				
19.	NOTES PAYABLE				
20.	PROFESSIONAL FEES				
21.	SECURED DEBT				
22.	OTHER (ATTACH LIST)				
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES					
24.	SECURED DEBT				
25.	PRIORITY DEBT				
26.	UNSECURED DEBT				
27.	OTHER (ATTACH LIST)				
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	**TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY					
30.	PREPETITION OWNERS' EQUITY				
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33.	TOTAL EQUITY		$0	$0	$0
34.	**TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Comparative Balance Sheet

Monthly Operating Report
ACCRUAL BASIS-1 (1 of 3)
SEPTEMBER 30, 2016

	JULY 31, 2016	AUGUST 31, 2016	SEPTEMBER 30,
Current Assets			
Cash and Cash Equivalents	$ 190,767,628	$ 171,997,113	$ 178,247,193
Receivables - sub ledger	92,574,827	89,165,229	90,704,568
Receivables - Other	9,424,224	5,995,303	7,781,443
Current intercompany receivables	711,216,684	745,564,705	802,210,139
Inventories	84,537,933	87,134,933	92,502,574
Prepaid Expenses	16,957,189	13,608,840	14,031,852
Income Taxes Receivable	2,083,748	2,083,833	2,189,725
Other Assets - Current	9,062,012	9,008,286	9,147,988
	$ 1,116,624,245	**$ 1,124,558,242**	**$ 1,196,815,482**
Non Current Assets			
Restricted Cash	$ 5,461,762	$ 4,186,846	$ 4,394,487
Property & Equipment, net	725,041,076	717,512,637	724,913,540
Investments	765,039,687	761,829,426	757,445,908
Other Assets-Long Term	121,367,583	121,386,631	121,119,254
Long-term intercompany receivables	50,837,908	50,435,545	49,366,032
Deferred Income Tax Assets	5,747,263	311,293	263,446
Intangible Assets	81,442,945	81,442,945	81,442,945
Total Assets	**$ 2,871,562,469**	**$ 2,861,663,565**	**$ 2,935,761,094**
Liabilities & Shareholders Deficit			
Current Liabilities			
Payables - sub ledger	$ 24,243,746	$ 17,929,111	$ 20,203,485
Payables - accruals and other	75,829,561	92,574,714	98,471,948
Current intercompany payables	89,368,565	124,548,422	190,324,623
Deferred Revenue - Current	4,905,520	3,590,254	7,414,541
Income Taxes Payable	189,642	405,685	571,597
Current Portion of Long Term Debt Obligations	880,916	1,128,621	936,976
Other Liabilities - Current	65,008	430,145	231,480
	$ 195,482,958	**$ 240,606,952**	**$ 318,154,650**
Non-Current Liabilities			
Deferred Revenue	1,988,479	2,917,565	3,742,082
Pre-Petition Liabilities	2,771,153,988	3,435,736,604	3,442,422,929
Other Liabilities - Non Current	3,369,486	3,596,652	3,775,034
Deferred Income Tax Liabilities	565,286	565,286	565,286
	$ 2,777,077,239	**$ 3,442,816,107**	**$ 3,450,505,331**
Convertible Preferred Shares	643,967,652	643,967,652	643,967,652
Shareholders Deficit	(744,965,380)	(1,465,727,146)	(1,476,866,539)
Total Liabilities & Shareholders Deficit	**$ 2,871,562,469**	**$ 2,861,663,565**	**$ 2,935,761,094**

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Balance Sheet Support

Monthly Operating Report
ACCRUAL BASIS-1 (2 OF 3)
SEPTEMBER 30, 2016

Other assets

Current:

	JULY 31, 2016	AUGUST 31, 2016	SEPTEMBER 30, 2016	Note:
Foreign currency embedded derivatives	$ 6,077,548	$ 6,066,454	$ 6,168,775	(1)
Mobilization costs	2,984,464	2,941,832	2,979,213	
	$ **9,062,012**	$ **9,008,286**	$ **9,147,988**	

Non-current:

Helicopter operating lease funded residual value guarantees	$ 4,111,331	$ 4,123,763	$ 4,135,784	(2), (13)
Helicopter deposits	66,169,594	66,169,594	66,169,594	(3)
Security deposits	21,779,168	21,779,168	21,578,863	(4), (13)
Deferred financing costs	9,443,548	9,249,666	8,993,574	(5), (13)
Prepaid helicopter rentals	7,382,528	7,651,166	7,519,538	(6), (13)
Residual value guarantees	698,037	604,124	670,341	(7), (13)
Foreign currency embedded derivatives	7,917,331	7,880,191	7,944,855	(1)
Mobilization costs	1,043,442	855,966	685,951	
Accrued pension asset	—	247,385	516,433	
Pension guarantee assets	1,516,431	1,531,173	1,598,216	
Other	1,306,173	1,294,435	1,306,105	
	$ **121,367,583**	$ **121,386,631**	$ **121,119,254**	

Other liabilities

Current:

Foreign currency embedded derivatives	$ 65,008	$ 65,008	$ 65,008	(1)
Deposit received	$ —	$ 365,137	$ 166,472	
	$ **65,008**	$ **430,145**	$ **231,480**	

Non-current:

Foreign currency embedded derivatives	$ —	$ —	$ —	(1)
Restructuring	53,207	74,471	85,840	(8), (13)
Residual value guarantees	—	—	—	(9)
Accrued pension obligations	525,497	635,294	763,304	
Other	2,790,782	2,886,887	2,925,890	
	$ **3,369,486**	$ **3,596,652**	$ **3,775,034**	

Pre-petition Liabilities:

Long term debt and capital lease obligations	$ 1,677,823,632	$ 1,677,347,832	$ 1,678,070,178	(13)
Payables - sub ledger	29,976,108	29,201,420	31,078,812	
Payables - accruals and other	109,160,025	730,177,677	736,484,508	
Intercompany payable	804,643,159	798,385,450	795,516,712	(10)
Deferred revenue	51,663,014	48,424,317	48,813,222	
Restructuring liability	16,539,899	15,278,975	15,851,048	(8), (13)
Deferred gains on sale-leasebacks of helicopters	26,919,121	56,492,162	55,798,175	(11), (13)
Accrued pension obligation	34,030,257	33,867,432	34,032,043	(12)
Residual value guarantees	4,639,754	4,639,754	4,639,754	(9), (13)
Current liability secured by accounts receivable	—	—	—	
Contract inducement	3,424,089	3,356,950	3,323,381	
Income taxes payable	2,981,740	25,218,123	25,468,585	
Other liabilities	9,353,190	13,346,512	13,346,511	
	$ **2,771,153,988**	$ **3,435,736,604**	$ **3,442,422,929**	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Balance Sheet Support

Monthly Operating Report
ACCRUAL BASIS-1 (3 of 3)
SEPTEMBER 30, 2016

Explanatory notes on certain balance sheet items:

(1)	The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.
(2)	At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term.
(3)	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.
(4)	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.
(5)	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.
(6)	Prepaid helicopter rentals relate to advance payments made under operating leases.
(7)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.
(8)	The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, *Nonretirement Postemployment Benefits*. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations. The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease.
(9)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded.
(10)	Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate.
(11)	The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.
(12)	The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management's estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.
(13)	Lease asset and liability balances for rejected leases which have been approved by the court have been charged to reorganization items.

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

INCOME STATEMENT		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
REVENUES					
1.	GROSS REVENUES				
2.	LESS: RETURNS & DISCOUNTS				
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD					
4.	MATERIAL				
5.	DIRECT LABOUR				
6.	DIRECT OVERHEAD				
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES					
9.	OFFICER / INSIDER COMPENSATION				
10.	SELLING & MARKETING				
11.	GENERAL & ADMINISTRATIVE				
12.	RENT & LEASE				
13.	OTHER (ATTACH LIST)				
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES					
16.	NON-OPERATING INCOME (ATTACH LIST)				
17.	NON-OPERATING EXPENSE (ATTACH LIST)				
18.	INTEREST EXPENSE				
19.	DEPRECIATION / DEPLETION				
20.	AMORTIZATION				
21.	OTHER (ATTACH LIST)				
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES					
23.	PROFESSIONAL FEES				
24.	U.S. TRUSTEE FEES				
25.	OTHER (ATTACH LIST)				
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX				
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Income Statement

Monthly Operating Report
ACCRUAL BASIS-2
SEPTEMBER 30, 2016

	JULY 31, 2016	AUGUST 31, 2016	SEPTEMBER 30, 2016	Note:
Revenue	$ 77,207,307	$ 71,442,149	$ 70,913,178	
Operating Expenses				
Direct costs	$ (61,632,463)	$ (58,946,883)	$ (67,000,812)	
Earnings (loss) from equity accounted investees	(29,872)	204,972	(2,212)	
General and administration costs	(5,045,498)	(2,440,554)	(2,293,480)	
Amortization	(9,101,461)	(8,224,278)	(9,178,427)	
Restructuring costs	610,226	519,770	(1,419,621)	(1)
Gain (loss) on disposal of assets	(564,943)	(356,331)	113,806	(2)
Operating income (loss)	**$ 1,443,296**	**$ 2,198,845**	**$ (8,867,568)**	
Financing charges	879,549	(12,985,729)	(3,630,990)	(3)
Reorganization items, net				
Professional fees	$ (14,234,099)	$ (6,891,125)	$ (6,352,072)	(4)
U.S. trustee fees	(270,475)	(90,000)	(90,000)	
Other (Adjustments to Allowed Claims, debt valuation)	(88,544,309)	(641,347,291)	(3,154,403)	(5)
Loss before income tax	**$ (100,726,038)**	**$ (659,115,300)**	**$ (22,095,033)**	
Income tax expense	(2,175,135)	(392,712)	2,063,970	
Net loss	**$ (102,901,173)**	**$ (659,508,012)**	**$ (20,031,063)**	

Notes:

(1) Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.
(2) Relates to disposal of assets in the ordinary course of operations.
(3) Includes foreign exchange gain (loss).
(4) Professional fee accruals were $19.2 million at September 30, 2016.
(5) Other adjustments include adjustments to lease related balances for court approved lease rejections including our estimated allowed claim on these leases.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS					
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE					
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS					
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS					
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES					
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Cash Flow Statement

Monthly Operating Report
ACCRUAL BASIS-3 (1 of 2)
SEPTEMBER 30, 2016

	JULY 31, 2016	AUGUST 31, 2016	SEPTEMBER 30, 2016	Note:
Beginning Cash	**$ 187,477,245**	**$ 190,767,628**	**$ 171,997,113**	
Total Cash Receipts	**69,103,349**	**57,417,372**	**82,836,594**	
Disbursements				
Aircraft Leases	6,646,967	17,719,258	10,637,810	(1)
Airport Fees	135,568	305,300	56,902	
Benefits	1,253,873	1,103,745	1,398,897	
Building & PPE	1,081,475	658,457	1,096,057	
Freight / Customs	1,008,264	1,672,655	1,908,424	
Fuel	497,246	422,419	532,038	
FX / Fees	—	—	—	
Information Technology	1,531,897	1,387,846	892,816	
Insurance	2,265	4,601,109	1,062,197	
OEM	12,853,925	16,550,846	20,002,992	
Other expenses	1,829,085	2,130,678	2,221,665	
Payroll	11,603,632	10,941,934	11,416,183	
Pension	565,691	380,586	1,090,705	
Professional and UST fees	2,482,517	8,064,078	3,922,143	
Disbursements to Non-Filers	17,697,865	819,261	16,145,444	(2)
Indirect and payroll taxes	5,092,032	7,720,517	5,618,617	
Training	311,942	471,380	869,195	
Travel	1,613,403	147,447	1,056,883	(3)
Total Disbursements	**66,207,647**	**75,097,516**	**79,928,968**	
Net Cash Flow	**2,895,702**	**(17,680,144)**	**2,907,626**	
Revaluation of non-USD cash balances	394,681	**(1,090,371)**	**3,342,454**	
Closing Balance	**$ 190,767,628**	**$ 171,997,113**	**$ 178,247,193**	

Notes:

(1) Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.

(2) The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, and August 9, September 2, and September 23, 2016 Docket Nos. 11, 59, 288, 569, 733, 832, and 903 for a full description of the Debtors' cash management system. Under this system, the Debtors' business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.

(3) Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Consolidated Debtor Statement of Receipts and Disbursements

Monthly Operating Report
ACCRUAL BASIS-3 (2 of 2)
SEPTEMBER 30, 2016

		JULY 31, 2016		AUGUST 31, 2016		SEPTEMBER 30, 2016	
Case Number	Legal Entity	Receipts	Disbursements	Receipts	Disbursements	Receipts	Disbursements
16-31854	CHC Group Ltd.	$ —	$ 1,837,091	$ —	$ 8,220,991	$ —	$ 4,008,844
16-31855	6922767 Holding SARL	—	253	—	10,804	—	784
16-31856	Capital Aviation Services B.V.	4,968,256	22,854	5,321,655	61,564	11,331,089	314,323
16-31857	CHC Cayman ABL Borrower Ltd.	—	230	—	192	—	186
16-31858	CHC Cayman ABL Holdings Ltd.	—	95	—	95	—	95
16-31859	CHC Cayman Investments I Ltd.	14,807,020	22,879,770	2,617,832	16,188,248	19,169,655	26,859,845
16-31860	CHC Den Helder B.V.	1,733,401	222	2,089,355	258	1,966,746	139
16-31862	CHC Global Operations (2008) ULC	1,289,096	3,412,113	163,854	2,931,951	977,350	2,451,677
16-31870	CHC Global Operations Canada (2008) ULC	1,343,191	425,411	2,343,827	620,365	2,233,804	608,047
16-31879	CHC Global Operations International ULC	4,715,340	977,823	3,099,262	1,743,134	16	1,060,051
16-31892	CHC Helicopter (1) S.a r.l.	—	184	—	11	43	—
16-31895	CHC Helicopter (2) S.a r.l.	—	184	—	11	43	—
16-31878	CHC Helicopter (3) S.a r.l.	—	184	—	11	43	—
16-31882	CHC Helicopter (4) S.a r.l.	—	184	—	11	43	—
16-31890	CHC Helicopter (5) S.a r.l.	—	184	—	11	43	—
16-31872	CHC Helicopter Australia Pty. Ltd.	11,951,302	10,985,519	20,538,899	10,579,147	15,372,163	10,674,342
16-31875	CHC Helicopter Holding S.a r.l.	—	238	—	11,162	—	278
16-31863	CHC Helicopter S.A.	—	88,136	—	14,841	4,813	312
16-31865	CHC Helicopters (Barbados) Limited	—	343	—	452	—	186
16-31867	CHC Helicopters (Barbados) SRL	4,744	34,252	1,000,001	29,421	—	29,751
16-31868	CHC Holding (UK) Limited	2,010,822	377	770,641	1,097,420	631,569	63,449
16-31874	CHC Holding NL B.V.	—	136	—	200	—	156
16-31861	CHC Hoofddorp B.V.	—	176,124	—	228,291	—	190,669
16-31864	CHC Leasing (Ireland) Limited	—	122,393	—	99,450	—	1,171,330
16-31866	CHC Netherlands B.V.	—	105	—	207	—	135
16-31869	CHC Norway Acquisition Co AS	1,063	—	—	1,141	584	—
16-31871	Heli-One (Netherlands) B.V.	—	535,593	—	655,672	—	968,295
16-31876	Heli-One (Norway) AS	8,509,993	16,238,380	2,929,081	21,229,424	4,300,742	18,589,502
16-31881	Heli-One (US) Inc. (DE)	—	94	—	94	—	94
16-31888	Heli-One (UK) Limited	32	137,957	—	75,632	—	130,735
16-31893	Heli-One Canada ULC	2,272,767	8,326,573	874,062	11,263,208	6,242,692	8,592,685
16-31894	Heli-One Holdings (UK) Limited	—	107	—	108	—	108
16-31886	Heli-One Leasing (Norway) AS	116	50	—	523	—	2,344
16-31891	Heli-One Leasing ULC	—	197	—	958	—	1,289
16-31853	Heli-One USA Inc. (TX)	—	93	—	93	—	93
16-31889	Heliworld Leasing Limited	1,119,900	4,136	—	30,359	57,778	15,555
16-31885	Integra Leasing AS	14,376,306	61	15,668,903	2,053	20,547,378	4,193,671
16-31883	Lloyd Bass Strait Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31873	Lloyd Helicopter Services Limited	—	—	—	—	—	—
16-31877	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31880	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31884	Lloyd Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31887	Management Aviation Limited	—	—	—	—	—	—
	Rounding	—	1	—	3	—	(2)
	Total	$ 69,103,349	$ 66,207,647	$ 57,417,372	$ 75,097,516	$ 82,836,594	$ 79,928,968

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	July 2016	August 2016	September 2016
1.	0-30		$ 86,729,106	$ 52,949,039	$ 71,068,571
2.	31-60		1,867,233	23,544,852	8,249,954
3.	61-90		2,869,897	7,011,758	1,678,575
4.	91+		3,241,816	7,978,818	11,857,867
5.	TOTAL ACCOUNTS RECEIVABLE	$0	94,708,052	91,484,467	92,854,967
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		(2,133,225)	(2,319,238)	(2,150,399)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$ 92,574,827	$ 89,165,229	$ 90,704,568

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: September 2016

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$ —	$ —	$ —	$ —	$ —
2.	STATE	—	—	—	—	—
3.	LOCAL	(2,405,899)	—	—	—	(2,405,899)
4.	WITHHOLDING	(3,459,297)	—	—	—	(3,459,297)
5.	REAL PROPERTY	—	—	—	—	0
6.	TOTAL TAXES PAYABLE	$ (5,865,196)	$ 0	$ 0	$ 0	$ (5,865,196)
7.	ACCOUNTS PAYABLE	$ (7,564,534)	$ (2,126,474)	$ (914,764)	$ (9,597,712)	$ (20,203,485)

STATUS OF POSTPETITION TAXES MONTH: September 2016

FEDERAL		BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING	$ —	$ —	$ —	$ —
2.	FICA-EMPLOYEE	—	—	—	—
3.	FICA-EMPLOYER	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$ 0	$ 0	$ 0	$ 0
STATE AND LOCAL					
8.	WITHHOLDING	$ (2,839,982)	$ (5,163,366)	$ 4,544,051	$ (3,459,297)
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	—	—	—
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER (SEE BELOW)	(2,064,925)	(5,505,492)	5,164,518	(2,405,899)
15.	TOTAL STATE AND LOCAL	(4,904,907)	(10,668,858)	9,708,569	(5,865,196)
16.	TOTAL TAXES	$ (4,904,907)	$ (10,668,858)	$ 9,708,569	$ (5,865,196)

14. Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: September 2016

SEE ATTACHED SCHEDULE

BANK RECONCILIATIONS		**Account #1**	**Account #2**	**Account #3**	
A.	**BANK:**				TOTAL
B.	**ACCOUNT NUMBER:**				
C.	**PURPOSE (TYPE):**				
1.	BALANCE PER BANK STATEMENT				$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHEQUES				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF CHEQUE LAST WRITTEN				$0

INVESTMENT ACCOUNTS					
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.					
8.	*Not applicable*				
9.					
10.					
11.	TOTAL INVESTMENTS			$0	$0

CASH		
12.	CURRENCY ON HAND	$0
13.	**TOTAL CASH - END OF MONTH**	$ 178,247,193

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	614	614	614	
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	714	714	736	
3	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	20	20	23	
4	CHC Global Operations Canada 2008 ULC Mozambique	Standard Bank	Chequing	USD	1011	1005	6,179,207	6,179,207	6,179,207	
5	CHC Global Operations Canada 2008 ULC Mozambique	Standard Bank	Chequing	MZN	1003	1050	969,615	970,122	18,720	
6	CHC Global Operations Canada 2008 ULC Namibia	Standard Bank	Chequing	NAD	5854	1096	38,840	38,840	2,829	
7	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	1051	—	21,561,471	43,651	
8	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	26,481,979	40,406,114	45,100	
9	CHC Global Operations International ULC-Gabon	BICI Gabon	Chequing	XAF	8605	1023	40,516,806	40,516,806	68,554	
10	CHC Global Operations International ULC-Benin	Ecobank Benin	Chequing	XOF	8801	1050	18,218,151	18,218,151	30,734	
11	CHC Global Operations International ULC-Romania	UniCredit Tiriac ASA	Chequing	RON	8012	1050	1,963,462	1,963,289	495,752	
12	CHC Global Operations International ULC-Morocco	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	(2,267)	4,024	419	
13	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	3705		—	—	—	
14	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	USD	0821	1050	157,672	157,672	157,672	
15	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,298	
16	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,720	4,720	5,304	
17	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,298	
18	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,298	
19	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,298	
20	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	21,376	21,376	21,376	
21	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	6,032	8,246	3,016	
22	CHC Helicopters (Australia)	ANZ Banking Group	Chequing	USD	2002		account closed	account closed	—	
23	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	133	133	149	
24	CHC Global Operations International ULC-Kazakhstan Branch	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1080	—			

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
25	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	613	613	632	
26	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	8,908	8,908	10,010	
27	CHC Helicopter S.A.--Branch 1	Credit Suisse	Chequing	CHF	1001	1081	294,962	294,962	304,272	
28	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	450	450	506	
29	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	120,069	120,069	123,859	
30	Heli-One Canada ULC	Societe Generale (USA)	Chequing	DKK	3599	1006	19,412	19,412	19,412	
31	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	19,063	19,063	21,423	
32	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051		account closed	account closed	—	
33	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	10,651	10,651	11,969	
34	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035		account closed	account closed	—	
35	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,824	5,824	5,824	
36	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019		account closed	account closed	—	
37	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,369	4,369	4,369	
38	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	5,891	5,891	6,620	
39	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,483	2,483	2,790	
40	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	84,393	84,393	84,393	
41	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	3,838	3,838	3,838	
42	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	401	401	451	
43	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	49	49	49	
44	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	Zero	370	
45	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	127,652	127,652	97,318	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
46	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	2,351,030	2,351,030	2,642,109	
47	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	178,737	178,737	232,588	
48	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	5,247	5,247	656	
49	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	2,035,708	2,035,708	2,035,708	
50	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	127,258,134	Zero	127,258,134	
51	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	782,570	782,570	879,460	
52	CHC Global Opeartions (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	159,629	196,430	121,696	
53	CHC Global Opeartions (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	453,671	455,132	453,671	
54	CHC Global Opeartions (2008) ULC--Senegal	Bank of America, N.A. (London)	Chequing	USD	3111	1005	44,413	44,413	44,413	
55	CHC Global Operations Canada	HSBC Bank Canada	Chequing	CAD	0001	1021	138,713	159,395	105,750	
56	CHC Global Operations Canada	HSBC Bank Canada	Chequing	USD	0070	1022	603,716	604,086	603,716	
57	CHC Global Operations (2008) ULC-Namibia	Bank of America, N.A. (London)	Chequing	USD	3103	1005	70,920	70,920	70,920	
58	CHC Global Operations (2008) ULC-Liberia	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,561	8,561	8,561	
59	CHC Global Operations (2008) ULC-Tanzania	Bank of America, N.A. (London)	Chequing	USD	3070	1005	735	735	735	
60	CHC Global Operations (2008) ULC-Azerbaijan	Bank of America, N.A. (London)	Chequing	USD	3062	1005	77,084	77,084	77,084	
61	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	account closed	account closed	account closed		
62	CHC Global Operations (2008) ULC-Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	USD	3020	1005	980,028	980,028	980,028	
63	CHC Global Operations (2008) ULC-Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	38,556	38,556	43,330	
64	CHC Global Operations International ULC--Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	usd	8111	1005	240	240	240	
65	CHC Global Operations International ULC--Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	EUR	8129	1025	329	329	370	
66	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	250,624	250,624	191,068	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
67	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	115,740	115,740	115,740	
68	CHC Global Operations International ULC-Suriname	HSBC Bank Canada	Chequing	USD	9072	1022	17,162	17,162	17,162	
69	CHC Global Operations International ULC-Morocco	Bank of America, N.A. (London)	Chequing	USD	8103	1005	17,704	17,704	17,704	
70	CHC Global Operations International ULC-Turkey	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,289	4,289	4,289	
71	CHC Global Operations International ULC-Romania	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,306	3,306	3,715	
72	CHC Global Operations International ULC-Romania	Bank of America, N.A. (London)	Chequing	USD	8070	1005	5,085	5,085	5,085	
73	CHC Global Operations International ULC-Gabon	Bank of America, N.A. (London)	Chequing	USD	8062	1005	232,850	232,850	232,850	
74	CHC Global Operations International ULC-Benin	Bank of America, N.A. (London)	Chequing	USD	8054	1005	2,732	2,732	2,732	
75	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	129,099	129,099	145,083	
76	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	USD	8020	1005	4,818	4,818	4,818	
77	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	27,650	27,650	27,650	
78	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	8,174	8,174	8,174	
79	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043		account closed	account closed	—	
80	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035		account closed	account closed	—	
81	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027		account closed	account closed	—	
82	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019		account closed	account closed	—	
83	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	3,807	3,807	476	
84	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	2,370	2,370	3,084	
85	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	10,310	10,310	11,586	
86	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032		account closed	account closed	—	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
87	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024		account closed	account closed	—	
88	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	447	448	447	
89	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	191	191	146	
90	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020		account closed	account closed	—	
91	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,542	13,542	13,542	
92	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	527,978	527,978	404,688	
93	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	8,178	8,178	6,268	
94	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	848,923	848,923	848,923	
95	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	50,854	50,854	57,151	
96	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040		account closed	account closed	—	
97	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032		account closed	account closed	—	
98	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024		account closed	account closed	—	
99	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	762	762	762	
100	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,464	20,464	15,601	
101	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	12,883	12,883	12,883	
102	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	421	421	321	
103	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	50,915	50,915	57,219	
104	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,277	12,277	12,277	
105	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	408	408	459	
106	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	20,931	20,931	20,931	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
107	CHC Helicopter S.A.-Zug Financial Branch	Bank of America, N.A. (London)	Chequing	USD	7065	1058	2,064	2,064	2,064	
108	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060		—	Zero		
109	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	9,514	9,514	12,380	
110	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044		account closed	account closed	—	
111	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	755	755	848	
112	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	56,187	56,187	7,029	
113	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	4,146	4,146	4,146	
114	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	146,690	146,690	164,851	
115	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	11,827	11,827	15,390	
116	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	84,917	84,917	84,917	
117	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	4,153	4,153	4,153	
118	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	3,874	3,874	4,354	
119	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	4,756	4,755	4,756	
120	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	16,947	16,947	19,045	
121	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	1,602	1,602	200	
122	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	2,825	2,825	3,676	
123	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,301	34,300	34,301	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
124	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	36,079	26,101	40,546	
125	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	1065	account closed	account closed	—	
126	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,611	3,611	3,611	
127	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,193	6,193	6,960	
128	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321		—	Zero		
129	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	113,603	127,391	14,212	
130	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—	
131	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	77,486	77,487	87,080	
132	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	76,097	93,325	76,097	
133	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	24,892	
134	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	64,747	64,747	84,255	
135	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356		—	Zero		
136	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348		—	Zero		
137	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062		—	Zero		
138	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144		—	Zero		
139	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312		—	Zero		
140	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044		—	Zero		
141	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	3,422	3,422	3,422	
142	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	47,527	47,527	53,412	
143	Heli-One (Norway) AS	Nordea	Chequing	NOK	7372		—	Zero		
144	Heli-One (Norway) AS--UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	26,747	26,746	34,805	
145	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	1005	95	Zero	95	
146	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327		account closed	account closed	—	
147	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319		account closed	account closed	—	
148	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301		account closed	account closed	—	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
149	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294		account closed	account closed	—	
150	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286		account closed	account closed	—	
151	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	1058	—	—	—	
152	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260		account closed	account closed	—	
153	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252		account closed	account closed	—	
154	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244		account closed	account closed	—	
155	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236		account closed	account closed	—	
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228		account closed	account closed	—	
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210		account closed	account closed	—	
158	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202		account closed	account closed	—	
159	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	991	991	756	
160	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	409,021	459,275	311,825	
161	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	308,401	469,778	308,401	
162	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	231,998	1,031,953	176,868	
163	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	888,139	1,197,981	888,139	
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	87,882	87,882	13,266	
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,295	27,295	20,921	
166	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	2,471	2,471	2,776	
167	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	5,616	5,616	5,616	
168	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	8,274	8,274	6,308	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
169	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	95,021	95,021	11,888	
170	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	3,148	3,148	4,097	
171	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	54,267	54,267	54,267	
172	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	332	332	432	
173	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	78,478	78,478	78,478	
174	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	4,489	4,489	3,423	
175	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	651	651	731	
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	4,393	4,393	550	
177	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	9,760	9,760	10,969	
178	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	15,968	15,968	12,174	
179	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	76,794	76,794	76,794	
180	Heli-One Holdings (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	1033	1010	4,256	4,256	5,538	
181	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	35,013	34,979	4,380	
182	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380		—	—	—	
183	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	325	
184	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	53,321	53,321	53,322	
185	Heli-One Leasing (Norway) AS	HSBC Bank Canada	Chequing	GBP	1093	1010	33	Zero	43	
186	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	46,807	48,718	35,684	
187	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	51,924	51,924	51,924	
188	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,444	1,444	1,879	
189	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057		account closed	account closed	—	
190	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	46,544	46,544	52,307	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
191	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	4,702	4,702	588	
192	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023		account closed	account closed	—	
193	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	19,142	19,142	19,142	
194	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	148,611,461	2,227,338	246,765	
195	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	3,094,988	3,087,593	3,478,180	
196	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	209,417	213,750	209,417	
197	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	197,913	185,864	150,883	
198	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	206,858	214,407	264,514	
199	Heli-One Norway AS	Nordea	Chequing	USD	1051	1001	—	—	—	
200	Heli-One Norway AS	Nordea	Chequing	NOK	2785		—	—		
201	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	1005	account closed	account closed	—	
202	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	9,808	9,808	12,763	
203	Heli-One UK Ltd.	Nordea	Chequing	USD	1768	1006	78,865	78,865	78,865	
204	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	11,138	13,929	11,138	
205	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	45,927	45,927	45,927	
206	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	15,012	15,012	15,012	
207	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	55,551	55,551	72,288	
208	Integra Leasing AS	Nordea	Chequing	NOK	7437	1080	—	—	—	
209	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	2,020,753	82,920	2,270,944	
210	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	2,240,782	2,240,783	280,333	
211	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—	
212	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	98,841	98,841	98,841	
213	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	187,840	172,650	211,096	
214	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	13,578,040	13,578,040	10,407,378	
215	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	4,613,930	4,613,930	4,613,929	

CHC Group Ltd., *et al.*	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
216	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	101	101	101	
217	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	187	187	243	
218	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	EUR	7122	1064	21,156	21,156	23,775	
219	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	NOK	7130	1066	64	64	8	
220	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3147		—	—	—	(1)
221	Heli-One Canada ULC	HSBC Bank Canada	Restricted	USD	7071		—	—	—	(1)
222	Integra Leasing AS	payment in transit				1093			349,848	
223	CHC Helicopters (Barbados) Limited					1042			(12)	
224	CHC Norway Acquisition Co AS					1058			1	
225	CHC Den Helder BV					1005			(1)	
226	CHC Den Helder BV					1010			(1)	
227	CHC Holding (UK) Limited					1093			126,006	
228	Lloyd Helicopters Pty Ltd.	Petty cash				1090			159,303	
229	Lloyd Helicopters Pty Ltd.	Cash held at Finacity				1093			6,437,046	
230	CHC Cayman Investements 1	Petty cash				1090				
231	Heli-One Canada ULC	Petty cash				1090			378	
232	CHC Global Operations (2008) ULC	imprest				1080			10,383	
233	CHC Global Operations (2008) ULC	Petty cash				1090			11,096	
234	CHC Global Operations International ULC	imprest				1080			31,310	
235	CHC Global Operations International ULC	Petty cash				1090			(1,964)	
236	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Petty cash				1090			23,083	
237	CHC Global Operations International ULC-Kazakhstan Branch					1080	5,954	5,954	5,954	

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
SEPTEMBER 30, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
238	CHC Global Operations International ULC-Kazakhstan Branch					1090	632	632	632	
239	CHC Global Operations International ULC-Romania	imprest				1080			1,267	
	Balance per financial statements								$ 178,247,193	

Notes:

(1) These bank accounts were opened during September 2016.

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	CHC Global Operations International Inc.-Kazakhstan Branch	ATF Bank	Restricted	KZT	580		2,400,000		7,154	
2	CHC Global Operations International Inc.-Kazakhstan Branch	ATF Bank	Restricted	KZT	432		148,000		441	
3	CHC Global Operations International Inc.-Kazakhstan Branch	ATF Bank	Restricted	KZT	377		740,000		2,206	
4	CHC Global Operations International Inc.-Kazakhstan Branch	ATF Bank	Restricted	KZT	309		150,000		447	
5	CHC Global Operations International Inc.-Kazakhstan Branch	ATF Bank	Restricted	KZT	246		441,000		1,315	
6	CHC Global Operations International Inc.-Kazakhstan Branch	ATF Bank	Restricted	KZT	68		906,000		2,701	
7	Lloyd Helicopters Pty. Ltd.	Commonwealth	Restricted	AUD					3,370,048	
8	RBS re Lombard Leasing Heli One Leasing	RBS	Restricted	USD			92	92	92	
9	Heli-one Norway AS	Nordea	Restricted	NOK					1,010,083	
	Total restricted cash								$ 4,394,487	

Monthly Operating Report
ACCRUAL BASIS-6
Page 1 of 4

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: September 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS

	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	John McKenna	Calendar Q2 Director Fees	$ —	$ 37,500
2.	William Schrader	Calendar Q2 Director Fees	—	36,250
3.	William Schrader	BoD Expenses	704	1,409
4.	William Transier	Calendar Q2 Director Fees	—	35,000
5.	William Transier	BoD Expenses	—	948
6.	TOTAL PAYMENTS TO INSIDERS		$ 704	$ 111,107

Refer also to general notes regarding employees appointed as statutory directors.

PROFESSIONALS

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	ALVAREZ & MARSAL, LLC	DOCKET 274, 570, 734, 831. 906	AS INVOICED	$ 152,829	$ 757,513	$ —
2.	FTI CONSULTING (US)	DOCKET 274, 570, 734, 831, 906	AS INVOICED		454,334	—
3.	LATHAM & WATKINS	DOCKET 274, 570, 734, 831, 906	AS INVOICED	122,279	449,090	
4.	KURTZMAN CARSON CONSULTANTS LLC	DOCKET 60	AS INVOICED		252,496	
5.	CDG GROUP LLC	DOCKET 266	AS INVOICED		996,305	
6	PAUL HASTINGS LLP	DOCKET 274, 570, 734, 831, 906	AS INVOICED		1,114,596	417,293
7.	NORTON ROSE	DOCKET 274, 570, 734, 831, 906	AS INVOICED	17,226	1,320,882	
8.	AKIN GRUMP STRAUSS HAUER & FELD LLP	DOCKET 274, 570, 734, 831, 906	AS INVOICED	657,422	1,992,405	
9.	SEABURY CORPORATE ADVISORS LLC	DOCKET 329	AS INVOICED	96,590	287,697	
10.	WEIL, GOTSHAL & MAGES LLP	DOCKET 328	AS INVOICED		3,161,075	
11.	PJT PARTNERS LP	DOCKET 331	AS INVOICED		108,785	
12.	HOULIHAN LOCKEY	DOCKET 274, 570, 734, 831, 906	AS INVOICED		432,823	
13.	HWL EBSWORTH LAWYERS	DOCKET 274, 570, 734, 831, 906	AS INVOICED		2,543	
14.	SAGE POPOVICH, INC.	DOCKET 904	AS INVOICED		223,000	

Monthly Operating Report

ACCRUAL BASIS-6

Page 2 of 4

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: September 2016

PROFESSIONALS CONT.

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
15.	GREENHILL & CO., LLC	DOCKET 576	AS INVOICED	101,787	153,719	
16.	KRAMER, LEVIN NAFTALIS & FRANKEL LLP	DOCKET 641	AS INVOICED	886,488	1,102,053	
17.	VLC ASSOCIATES LTD.	DOCKET 581	AS INVOICED	524,090	666,386	
18.	OSLER, HOSKIN & HARCOURT LLP	DOCKET 274, 570, 734, 831, 906	AS INVOICED	5,521	16,948	
19.	BRAUW BLACKSTONE DEN HAAG	DOCKET 274, 570, 734, 831, 906	AS INVOICED	5,999	8,641	
20.	THOMMESSEN KREFTING KREVE LUND AS	DOCKET 274, 570, 734, 831, 906	AS INVOICED	2,326	2,917	
21.	MORGAN, LEWIS & BOCKIUS LLP	DOCKET 274, 570, 734, 831, 906	AS INVOICED	199,279	199,279	
22.	DEBEVOISE & PLIMPTON LLP	DOCKET 644	AS INVOICED	1,144,042	1,144,042	
23.	ARENDT & MEDERNACH SA	DOCKET 274, 570, 734, 831, 906	AS INVOICED	6,265	6,265	
	TOTAL PAYMENTS TO PROFESSIONALS			$3,922,143	$14,853,794	$417,293

CHC has objected to 30% & 35% fees respectively for amounts invoiced by Paul Hastings in May & June 2016. The total amount, $417,293, remains unpaid at this time.

Application for retention of Sage Popovich, Inc. has been approved by Court; payment made from Non-Debtor.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	*See attached schedule*			
2.				
3.	**TOTAL**	$0	$0	$0

CHC Group Ltd., ***et al.***
Case Number: 16-31854 (jointly administered)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - AIRCRAFT LEASES

Monthly Operating Report
ACCRUAL BASIS-6 (3 of 4)

SEPTEMBER 30, 2016

Creditor	**Scheduled Monthly Payments Due (A)**	**Amounts Paid During Month (B)**	**Total Unpaid Post Petition (C)**	Note:
AE Helicopter (5) Ltd.	97,314	—	185,907	
AE Helicopter (6) Ltd.	97,314	—	185,907	
ANZ Leasing (VIC) Pty Ltd	351,675	360,501	623,288	
Brent Investments LLP	27,000	—	212,382	
Element Capital Corp.	103,105	104,000	76,267	
GE Capital Equipment Finance Ltd	84,217	—	174,049	
GE European Equipment Finance (Aircraft No. 2) Limited	100,618	—	190,880	
Leonardo Helicopter (1) LLC	97,797	—	485,724	
Leonardo Helicopter (2) LLC	106,011	—	134,280	
Leonardo Helicopter (3) LLC	106,667	408,158	106,667	
Leonardo Helicopter (6) LLC	112,566	341,450	217,628	
Lobo Leasing SPV A Limited	464,676	468,200	358,953	
Lombard North Central PLC.	340,482	232,224	560,541	
Lombard North Central PLC. - EDC	476,350	—	2,171,948	
Macquarie Rotorcraft Leasing (Ireland) Ltd	207,301	209,100	418,200	
Milestone Aviation Holding Group No. 20 Ltd	144,370	143,897	293,474	
Milestone Aviation Holding Group No. 25 Ltd	2,852,855	79,302	8,956,747	
Milestone Aviation Holding Group No. 8 Ltd	1,488,681	618,437	3,874,549	
Milestone Export Leasing, Ltd	755,934	755,934	2,170,262	
Parilease SAS	64,263	64,750	49,642	
SE Helicopter (12) LLC - Ex-Im Bank USA	214,909	658,498	78,653	
SE Helicopter (12) LLC - Export Development Corporation	17,123	52,414	6,277	
Skandinaviska Enskilda Banken AB (PUBL)	69,489	—	196,886	
Waypoint Asset Co 3 Limited	1,249,905	1,807,238	2,635,265	
Waypoint Asset Co 6 Limited	675,663	1,736,454	1,349,053	
Waypoint Asset Co 8 Limited	584,788	1,045,641	1,332,003	
Waypoint Asset Company Number 1 (Ireland) Ltd	850,006	812,519	1,828,629	
Waypoint Asset Company Number 2 (Ireland) Ltd	732,517	739,093	2,177,910	
Grand Total	**$ 12,473,596**	**$ 10,637,810**	**$ 31,051,971**	

Notes: The above excludes the 65 approved rejected leases as at September 1, 2016.
(A) Refers to the rent amount covering the period September 1, 2016 - September 30, 2016 (including fees and taxes).
(B) Refers to the total rent amount paid in September 2016 (including advance payments).
(C) Refers to the rent amount covering the period May 5, 2016 - September 30, 2016 unpaid as of September 30, 2016.

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - DEBT

Monthly Operating Report
ACCRUAL BASIS-6 (4 of 4)

SEPTEMBER 30, 2016

Creditor	Type of Debt	Scheduled Monthly Payments Due	Amounts Paid during Month	Total Unpaid Post Petition	Note:
HSBC	Senior Secured Note (SSN 1&2)	$ 7,818,479	—	$ 38,310,548	
HSBC	Senior Unsecured Note (SUN)	740,096	—	3,626,471	
HSBC	Senior Secured Revolver (SSR)	1,721,502	—	8,188,944	
MORGAN STANLEY	ABL Revolver Loan (ABL)	481,120	—	2,341,840	
TOTAL		**$ 10,761,197**	**—**	**$ 52,467,803**	

Interest on our long-term debt obligations is calculated based on the non-default interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and per regular terms thereafter.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: September 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	✓	
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	✓	
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	✓	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	✓	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	✓	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2. Refer to General Notes regarding status of bonding.
3. Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.
4. Payments have been made by debtors in accordance with the approved tax & severance order.
5. Intercompany only, cash management order Docket #288.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	✓	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	✓	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO", OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
			$0

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Additional MOR Reporting

Monthly Operating Report
ACCRUAL BASIS-7 (1 of 1)
SEPTEMBER 30, 2016

Sr. No.	Reporting Requirements (Order / Docket)	Amount (in USD)	Comments
1.	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	$ 511,782	
2.	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	—	
3.	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	—	
4.	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	385,859	
5.	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	437,640	
6.	Amounts paid to Repair Shops, Shippers, Warehousemen and other lien claimants pursuant to the Repair Shop Order (Docket 689)	2,001,431	(A)

Local currency amounts have been converted to USD using Bank of Canada period end conversion Rate

(A) This number includes both prepetition and postpetition amounts paid pursuant to the Repair Shop order. The Debtors estimate that only a small fraction of the number relates to prepetition claims.